SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

Trust for Professional Managers
 (Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Dear Shareholder:

Please take a moment to read this letter about an important matter pertaining to your investment in the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each a “Fund” and collectively, the “Funds”).  Rockefeller & Co., Inc. (the “Adviser”) has served as the investment adviser to the Funds, each a series of Trust for Professional Managers (the “Trust”), since their inception.  We are pleased to share with you the exciting news that Rockefeller Financial Services, Inc. (“RFS”), the parent company of the Adviser, has entered into a merger agreement with entities currently controlled by (i.e., 100% of the voting securities thereof are indirectly beneficially owned by) Viking Global Investors LP (“Viking”), pursuant to which Rockefeller Capital Management L.P. (“RCM”), a new holding company currently controlled by (i.e., 100% of the voting securities thereof are indirectly beneficially owned by) Viking, will acquire RFS and its subsidiaries, including the Adviser (the “Transaction”).  Enclosed is a Notice, Proxy Statement and Proxy Card(s) for a Special Meeting of Shareholders (the “Special Meeting”) of the Funds.  The Special Meeting is scheduled for January 31, 2018 and will be held at 10:00 a.m., Central Time at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  If you are a shareholder of record of one or more of the Funds as of the close of business on December 19, 2017, you are entitled to vote in person or by proxy at the Special Meeting and any adjournment thereof.

Upon completion of the Transaction, Viking Global Opportunities LP and Viking Global Opportunities III LP currently are expected to indirectly own approximately 89.7% of the economic interests of RCM, with the remaining economic interests of RCM to be held by (i) a Rockefeller Family Trust, (ii) certain current directors of the Adviser, and (iii) members of management of RCM.  Also, following completion of the Transaction, three of the Adviser’s current directors – current President and Chief Executive Officer Reuben Jeffery III, David Rockefeller, Jr. and Peter M. O’Neill – will be directors of RCM.

Gregory J. Fleming is currently acting as a consultant to RCM and will become Chief Executive Officer of RCM after the consummation of the Transaction.  Mr. Fleming will have an economic interest in RCM upon consummation of the Transaction.  Mr. Fleming is a longtime investment management executive who was most recently the President of Morgan Stanley Wealth and Asset Management and prior to that, President of Merrill Lynch.

The Transaction will not result in any significant changes for the shareholders of the Funds.  However, under current law, the change of ownership of RFS as proposed in the Transaction constitutes a change of control of the Adviser, which, upon closing of the Transaction, will trigger an automatic termination of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Funds.  For the Adviser to continue as investment adviser to the Funds, a new investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, must be approved by each Fund’s shareholders.  Accordingly, you are asked to approve a new investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, to enable the Adviser to continue to serve as the investment adviser to the Funds.  If the Transaction closes prior to shareholder approval of the new agreement, the Adviser will serve as investment adviser to the Funds under an interim investment advisory agreement. It is the Adviser’s current intention that following the close of the Transaction, the Adviser’s portfolio management team that currently manages the Funds will continue to manage the Funds pursuant to the Funds’ existing strategies and guidelines.  Further, the Transaction is not expected to result in any material changes to the investment advisory agreement with the Funds.

The proposal to approve a new investment advisory agreement with the Adviser has been carefully reviewed by the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Funds, as defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”).  The Board of Trustees, including a majority of the Independent Trustees unanimously recommends that you vote FOR the proposal.

It is very important that we receive your vote before January 31, 2018.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card. Enter the control number on your Proxy Card and follow the instructions.

•	PHONE: Please call the toll-free number listed on your Proxy Card. The control number on your Proxy Card will be needed at the time of the call.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter.  If you have any questions, please contact Broadridge Financial Solutions, Inc. at 833-501-4829.  Representatives are available to take your call Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Sincerely,

David Rockefeller, Jr

Reuben Jeffery III

Rockefeller & Co., Inc.
Investment Adviser to the Rockefeller Funds

ROCKEFELLER EQUITY ALLOCATION FUND
ROCKEFELLER CORE TAXABLE BOND FUND
ROCKEFELLER INTERMEDIATE TAX EXEMPT NATIONAL BOND FUND
ROCKEFELLER INTERMEDIATE TAX EXEMPT NEW YORK BOND FUND
Each, a series of Trust for Professional Managers

Important information to help you understand and vote on the proposal:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider.  This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:
We are sending this document to you for your use in deciding whether to approve the new investment advisory agreement with Rockefeller & Co., Inc. (the “Adviser”), to enable the Adviser to continue to serve as the investment adviser for the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of Trust for Professional Managers (the “Trust”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a special meeting of the Trust’s Board of Trustees (the “Board”) held on November 3, 2017, the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously approved the continuation of the Adviser’s services as the investment adviser to the Funds under a new investment advisory agreement (the “New Investment Advisory Agreement”), subject to shareholder approval.

Question:	What am I being asked to vote on?

Answer:	You are being asked to vote to approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds.

In connection with a transaction that is expected to close in the first quarter of 2018, Rockefeller Financial Services, Inc. (“RFS”), the parent company of the Adviser, has entered into a merger agreement with entities currently controlled by (i.e., 100% of the voting securities thereof are indirectly beneficially owned by) Viking Global Investors LP (“Viking”), pursuant to which Rockefeller Capital Management L.P. (“RCM”), a new holding company currently controlled by (i.e., 100% of the voting securities thereof are indirectly beneficially owned by) Viking, will acquire RFS and its subsidiaries, including the Adviser (the “Transaction”).  Viking is the investment adviser to Viking Global Opportunities LP and Viking Global Opportunities III LP, which currently are expected to indirectly own approximately 89.7% of the economic interests of RCM upon completion of the Transaction, with the remaining economic interests of RCM to be held by (i) a Rockefeller Family Trust, (ii) certain current directors of the Adviser, and (iii) members of management of RCM.  Gregory J. Fleming is currently acting as a consultant to RCM and will become Chief Executive Officer of RCM after consummation of the Transaction.  Mr. Fleming will have an economic interest in RCM upon consummation of the Transaction.

Q&A
1

The Transaction constitutes a change in control that will trigger an automatic termination of the current investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Current Investment Advisory Agreement”).  Accordingly, the Funds need shareholders to approve the New Investment Advisory Agreement in order to allow the Adviser to continue to serve as the investment adviser to the Funds.  The Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement are substantially identical, other than the effective dates.  It is the Adviser’s current intention that following the closing of the Transaction, the Adviser’s portfolio management team that currently manages the Funds will continue to manage the Funds pursuant to the Funds’ existing strategies and guidelines.

The Board, including a majority of the Independent Trustees, unanimously approved an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Trust and the Adviser at a special meeting held on November 3, 2017, so that the Adviser could continue managing the Funds after the closing of the Transaction if shareholder approval is still being solicited for the New Investment Advisory Agreement.  Under Rule 15a‑4 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Interim Investment Advisory Agreement will allow the Funds up to 150 days following the termination of the Current Investment Advisory Agreement to obtain shareholder approval of the New Investment Advisory Agreement.  The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement except for the commencement date and the termination date of the agreement.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser are held in an escrow account until Fund shareholders approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf the Funds.

The Board, including a majority of the Independent Trustees, unanimously approved the New Investment Advisory Agreement with the Adviser, on behalf of the Funds, at the special meeting held on November 3, 2017, subject to shareholder approval.  Accordingly, the Funds are seeking shareholder approval to approve the New Investment Advisory Agreement to allow the Adviser to continue as the Funds’ investment adviser.  If Fund shareholders do not approve a New Investment Advisory Agreement with the Adviser as the investment adviser for the Funds within 150 days after the effective date of the Interim Advisory Agreement, the Board will have to consider other alternatives for the Funds including, but not limited to, the consideration of other investment advisers and the liquidation of the Funds.

Question:	How will my approval of this proposal affect the management and operation of the Funds?

Answer:
It is the Adviser’s current intention that following the close of the Transaction, the Adviser’s portfolio management team that currently manages the Funds will continue to manage the Funds pursuant to the Funds’ existing strategies and guidelines.

Question:	How will my approval of this proposal affect the expenses of the Funds?

Answer:	The approval of the proposed New Investment Advisory Agreement will not result in an increase of the investment advisory fee paid by the Funds to the Adviser or in the Funds’ total expenses.

Q&A
2

Question:	What are the primary reasons for the selection of the Adviser as the investment adviser of the Funds?

Answer:
The Board weighed a number of factors in reaching its decision to approve the Adviser’s continuation as the investment adviser for the Funds, including the qualifications and resources of the Adviser and the fact that the Adviser’s current intention is to retain the Funds’ current portfolio managers to continue to provide the day-to-day management of the Funds.  The Board also considered that, as a result of the proposal, the Funds’ advisory fee would not increase and that all costs incurred by the Funds as a result of this change in control would be borne by the Adviser, not the Funds’ shareholders.  In addition, the Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses of the Funds to the extent necessary to ensure that the Funds’ total annual operating expenses do not exceed the Funds’ current expense limitation for a period of at least two years.  The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Funds will continue for a period of at least two (2) years from the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds.  Other expected benefits include maintaining the current relationships with third-party vendors and avoiding the costs of finding a new investment adviser.

Question:	Are there any material differences between the Current Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:	No. The Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement are substantially identical, other than the effective and termination dates.

Question:	Has the Board approved the proposal?

Answer:	Yes. The Board, including a majority in the Independent Trustees, has unanimously approved the proposal set forth herein, and recommends that shareholders also vote in favor of the proposal.

Question:	Who is Broadridge Financial Solutions, Inc.?

Answer:
Broadridge Financial Solutions, Inc. is a third party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

Answer:
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser.  The estimated cost of the solicitation is $7,800.

Question:	Who is eligible to vote?

Answer:
Shareholders of record of the Funds as of the close of business on December 19, 2017 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders to be held on January 31, 2018 (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Funds at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Q&A
3

Question:	What vote is required?

Answer:
Approval of the New Investment Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of a Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

Question:	How do I vote my shares?

Answer:
Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the website located on your proxy card and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the toll-free number.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing with the Funds a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) attending the Special Meeting and voting in person.

Question:	How is a quorum for the Special Meeting established?

Answer:
One-third of each Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum at the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for a Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to a Fund.

Please complete, sign and return the enclosed proxy card in the enclosed envelope or vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if it is mailed in the United States.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE TODAY.

Q&A
4

Rockefeller Equity Allocation Fund
Rockefeller Core Taxable Bond Fund
Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund

Each, a series of Trust for Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
615 EAST MICHIGAN STREET, 2ND FLOOR
MILWAUKEE, WISCONSIN 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held January 31, 2018

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202, on Wednesday, January 31, 2018, at 10:00 a.m. Central time for the purpose of considering the following:

(1)	Approval of an investment advisory agreement between Rockefeller & Co., Inc. (the “Adviser”) and the Trust, on behalf of the Funds; and

(2)	Such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof.

The Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined under the Investment Company Act of 1940, as amended, has unanimously approved the new investment advisory agreement between the Adviser and the Trust, on behalf of the Funds.  However, shareholder approval is required to enable the Adviser to continue to serve as the investment adviser to the Funds.  The Board believes that the proposal is in the best interests of shareholders, and recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on December 19, 2017 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

Adam W. Smith, Esq., Secretary
Trust for Professional Managers
December 21, 2017

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Q&A

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

Rockefeller Equity Allocation Fund
Rockefeller Core Taxable Bond Fund
Rockefeller Intermediate Tax Exempt National Bond Fund
Rockefeller Intermediate Tax Exempt New York Bond Fund

Each a Series of Trust For Professional Managers

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
866-724-5997

TO BE HELD ON JANUARY 31, 2018

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) and its series, Rockefeller Equity Allocation Fund (the “Equity Allocation Fund”), Rockefeller Core Taxable Bond Fund (the “Core Taxable Bond Fund”), Rockefeller Intermediate Tax Exempt National Bond Fund (the “Tax Exempt National Bond Fund”) and Rockefeller Intermediate Tax Exempt New York Bond Fund (the “Tax Exempt New York Bond Fund”) (each a “Fund” and collectively, the “Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on Wednesday, January 31, 2018 at 10:00 a.m., Central time, at the offices of the Funds’ administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 10th Floor, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as December 19, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about December 26, 2017.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL:	To approve a new Investment Advisory Agreement between Rockefeller & Co., Inc. and the Trust, on behalf of the Funds

Shareholders of the Funds are being asked to approve a new investment advisory agreement between Rockefeller & Co., Inc. (the “Adviser”) and the Trust, on behalf of the Funds.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 31, 2018:

The Notice of Special Meeting, Proxy Statement and Proxy Card are available at www.proxyvote.com.  To obtain directions to attend the Special Meeting, please call 833-501-4829.  For a free copy of the Funds’ latest annual and/or semi-annual report, call 833-501-4829 or visit the Funds’ website at www.rockefellerfunds.com or write to the Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Proxy Statement

Background

The Adviser has served as the investment adviser to the Funds since their inception.  In a transaction that is expected to close in the first quarter of 2018, Rockefeller Financial Services, Inc. (“RFS”), the parent company of the Adviser, has entered into a merger agreement with entities currently controlled by (i.e., 100% of the voting securities thereof are indirectly beneficially owned by) Viking Global Investors LP (“Viking”), pursuant to which Rockefeller Capital Management L.P. (“RCM”), a new holding company currently controlled by (i.e., 100% of the voting securities thereof are indirectly beneficially owned by) Viking, will acquire RFS and its subsidiaries, including the Adviser (the “Transaction”).  Viking is the investment adviser to Viking Global Opportunities LP and Viking Global Opportunities III LP, which currently are expected to indirectly own approximately 89.7% of the economic interests of RCM upon completion of the Transaction, with the remaining economic interests of RCM to be held by (i) a Rockefeller Family Trust, (ii) certain current directors of the Adviser, and (iii) members of management of RCM.  Gregory J. Fleming, is currently acting as a consultant to RCM and will become Chief Executive Officer of RCM after consummation of the Transaction.  Mr. Fleming will have an economic interest in RCM upon consummation of the Transaction.  It is the Adviser’s current intention that following the close of the Transaction, the Adviser’s portfolio management team that currently manages the Funds will continue to manage the Funds pursuant to the Funds’ existing strategies and guidelines.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates when the investment adviser undergoes a change in control.  The change in ownership of RFS proposed in the Transaction constitutes a change of control of the Adviser, which, upon closing of the Transaction, will trigger an automatic termination of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, dated as of October 24, 2013, as amended December 16, 2014 and March 20, 2017 (the “Current Investment Advisory Agreement”).

The Board, including a majority of the Independent Trustees, unanimously approved an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Trust and the Adviser at a special meeting held on November 3, 2017 so that the Adviser could continue to serve as the investment adviser for the Funds if shareholder approval is not obtained prior to the closing of the Transaction for a new investment advisory agreement with the Adviser (the “New Investment Advisory Agreement”).  Under Rule 15a‑4 of the 1940 Act, the Interim Investment Advisory Agreement will allow the Funds up to 150 days following the termination of the Current Investment Advisory Agreement to obtain shareholder approval of the New Investment Advisory Agreement.  The terms of the Interim Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement except for the commencement date and the termination date of the agreement.  Additionally, under the Interim Investment Advisory Agreement, management fees earned by the Adviser will be held in an escrow account until Fund shareholders approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf the Funds.  Fees that are held in the escrow account, including interest earned, will be paid to the Adviser for each Fund if such Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement.  If shareholders of the Funds do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

Proxy Statement

The Board, including a majority of the Independent Trustees, unanimously approved the New Investment Advisory Agreement with the Adviser, on behalf of the Funds, to replace the Current Investment Advisory Agreement, at the special meeting held on November 3, 2017, subject to shareholder approval.  Accordingly, the Funds are seeking shareholder approval to approve the New Investment Advisory Agreement in order to allow the Adviser to continue to serve as the Funds’ investment adviser after the closing of the Transaction.  The Transaction is not expected to result in any material changes to the investment advisory agreement with the Funds or the services provided to the Funds.  If Fund shareholders do not approve the New Investment Advisory Agreement within 150 days after the effective date of the Interim Investment Advisory Agreement, the Board will have to consider other alternatives for the Funds.

Legal Requirements in Approving the Interim and New Investment Advisory Agreement

To avoid disruption of the Funds’ investment management and after considering the potential benefits to shareholders of retaining the Adviser as the Funds’ investment adviser, as discussed more fully below, the Board, including a majority of the Independent Trustees, unanimously approved the Interim Investment Advisory Agreement to take effect in the event the New Investment Advisory Agreement is not approved by the shareholders by the closing of the Transaction.  In doing so, the Board has determined that it was prudent to act pursuant to the requirements of Rule 15a‑4 under the 1940 Act.  Under Rule 15a‑4, an adviser can serve pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement.

Once in effect, the Interim Investment Advisory Agreement will terminate upon the sooner to occur of (1) 150 days after the closing of the Transaction, or (2) the approval by the Funds’ shareholders of the proposed New Investment Advisory Agreement.  Under the Interim Investment Advisory Agreement, the advisory fees earned by the Adviser during this interim period will be held in an interest-bearing escrow account at U.S. Bank, N.A.  Fees that are held in the escrow account, including interest earned, will be paid to the Adviser for each Fund if such Fund’s shareholders approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement.  If shareholders of the Funds do not approve the New Investment Advisory Agreement within 150 days of the effective date of the Interim Investment Advisory Agreement, then the Adviser will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing services under the Interim Investment Advisory Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are identical to the terms of the Current Investment Advisory Agreement with respect to services to be provided by the Adviser.  The Current Investment Advisory Agreement was last submitted to the shareholders of the Core Taxable Bond Fund, Tax Exempt National Bond Fund and Tax Exempt New York Bond Fund for approval on December 20, 2013, and to the shareholders of the Equity Allocation Fund for approval on February 4, 2015, and was effective as of the inception date of each of the Funds.

The New Investment Advisory Agreement and the Current Investment Advisory Agreement have identical fee structures.  The two agreements are substantially identical, other than the effective dates.  The material terms of the New Investment Advisory Agreement and the Current Investment Advisory Agreement are described below in the section titled, “Summary of the New Investment Advisory Agreement and Current Investment Advisory Agreement.”

Proxy Statement

The New Investment Advisory Agreement will take effect upon shareholder approval.  If the Funds’ shareholders do not approve the New Investment Advisory Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Board will have to consider other alternatives for the Funds including, but not limited to, the considerations of other investment advisers and the liquidation of the Funds, and will make such arrangements for the Funds’ investments as it deems appropriate and in the best interests of the Funds.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor such that, when a transaction, such as the Transaction, occurs, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the sale of securities or other interest in the investment adviser resulting in the assignment of the investment advisory contract or change in control of the adviser as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the mutual fund as a result of the Transaction, or any express or implied terms, conditions or understandings related to such transaction.  In order to avoid an “unfair burden” on the Funds, the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Current Investment Advisory Agreement.  Additionally, the Adviser currently has a contractual agreement with the Trust, on behalf of the Funds, to waive its advisory fees and/or reimburse expenses of the Funds to the extent necessary to ensure that the Funds’ total annual operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed the Funds’ current expense limitations (the “Expense Cap”) for a period of at least two years.  The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Funds will continue for a period of at least two (2) years from the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds.  The Adviser may request recoupment of previously waived fees and paid expenses from the Funds for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Funds prior to the Transaction.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s board of trustees must be Independent Trustees.  The Board currently meets this 75% requirement and will satisfy this requirement for the required three-year period.  Based on the foregoing, the Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that the two conditions set forth in Section 15(f) will continue to be satisfied for the required time period.

Compensation Paid to the Adviser

Under the Current Investment Advisory Agreement, the Adviser is entitled to receive a monthly advisory fee computed at an annual rate of 0.85% of the Equity Allocation Fund’s average daily net assets and 0.35% of the average daily net assets of each of the Core Taxable Bond Fund, the Tax Exempt National Bond Fund and the Tax Exempt New York Bond Fund in return for the services provided by the Adviser as investment adviser to the Funds.  The fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Current Investment Advisory Agreement.  For the fiscal year ended November 30, 2016, the Funds paid the Adviser investment advisory fees in the amounts shown below.

Proxy Statement

Advisory Fees Paid to the Adviser for the
Fiscal Year Ended November 30, 2017

Equity Allocation Fund
Fiscal Period Ended	Advisory Fee	Recoupment/ (Waiver)	Advisory Fee after Recoupment/Waiver
November 30, 2017	$884,789	$43,929	$928,718

Core Taxable Bond Fund
Fiscal Period Ended	Advisory Fee	Recoupment/ (Waiver)	Advisory Fee after Recoupment/Waiver
November 30, 2017	$275,053	$0	$275,053

Tax Exempt National Bond Fund
Fiscal Period Ended	Advisory Fee	Recoupment/ (Waiver)	Advisory Fee after Recoupment/Waiver
November 30, 2017	$292,505	$0	$292,505

Tax Exempt New York Bond Fund
Fiscal Period Ended	Advisory Fee	Recoupment/ (Waiver)	Advisory Fee after Recoupment/Waiver
November 30, 2017	$123,982	$9,101	$133,083

In connection with the Current Investment Advisory Agreement, the Adviser has entered into an operating expense limitation agreement that limits total annual operating expenses to 1.25% of the Equity Allocation Fund’s average annual net assets, and 0.85% of the average annual net assets for each of the Core Taxable Bond Fund, the Tax Exempt National Bond Fund, and the Tax Exempt New York Bond Fund through at least March 30, 2019.  Additionally, in the event a Fund’s operating expenses, as accrued each month, exceeds a Fund’s annual expense limitation, the Adviser has agreed to pay to such Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  The current operating expense limitation will terminate upon the termination of the Current Investment Advisory Agreement and a new agreement between the Adviser and the Trust, on behalf of the Funds (the “New Expense Limitation Agreement”), will become effective in conjunction with the New Investment Advisory Agreement.  The New Expense Limitation Agreement will continue for a period of at least two (2) years from the effective date of the New Investment Advisory Agreement, which is expected to be January 31, 2018.

Information about the Adviser

The Adviser is registered with the United States Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser’s principal office is currently located at 10 Rockefeller Plaza, Floor 3, New York, NY 10020.  As of the date of this Proxy Statement, the Adviser managed approximately $12.1 billion of investment assets.

The following table sets forth the name, position and principal occupation of each person who is currently a principal executive officer or a director of the Adviser, each of whom is located at the Adviser’s principal office location.  The decision as to the principal officers and the board of the Adviser following the closing of the Transaction has not been made at this time, and it is possible that one or more new principal officer(s) may be appointed and the board may be reconstituted.  Also, following completion of the Transaction, three of the Adviser’s current directors – current President and Chief Executive Officer Reuben Jeffery III, David Rockefeller, Jr. and Peter M. O’Neill – will be directors of RCM.

Proxy Statement

Name	Position/Principal Occupation
Reuben Jeffery III	President, Chief Executive Officer and Director
David Rockefeller, Jr.	Chairman of the Board of Directors
Mark F. Rockefeller	Vice Chairman of the Board of Directors
Colin G. Campbell	Director
Peter C. O’Neill	Director
Candace K. Beinecke	Director
Merit Janow	Director
Francesco J. Goedhuis	Director
Michael S. Rockefeller	Director

The Adviser is wholly owned by its parent company, RFS.  Following the closing of the Transaction, the Adviser will be a wholly owned subsidiary of RCM, which currently is expected to be controlled (i.e., 89.7% of the voting securities thereof are indirectly beneficially owned by) by Viking. Viking is the investment adviser to Viking Global Opportunities LP and Viking Global Opportunities III LP, who currently are expected to indirectly own approximately 89.7% of the economic interests of RCM upon completion of the Transaction, with the remaining economic interests of RCM to be held by (i) a Rockefeller Family Trust, (ii) certain current directors of the Adviser and (iii) members of management of RCM.  Viking Global Investors LP is registered with the SEC as an investment adviser under the Advisers Act, and its address is 55 Railroad Avenue, Greenwich, Connecticut, 06830.

The following table sets forth the name of each person that owns 10% or more of the outstanding voting securities of the Adviser prior to the closing of the Transaction.

Name	% of Voting Securities Held Prior to the Closing of the Transaction
Rockefeller Financial Services, Inc. 10 Rockefeller Plaza, Floor 3, New York, NY 10020	100%

The following table sets forth the name of each parent of the Adviser and each person that is expected to indirectly beneficially own 10% or more of the outstanding voting securities of the Adviser following the closing of the Transaction.

Name	% of Voting Securities Held Following the Closing of the Transaction
Rockefeller Capital Management(1) 10 Rockefeller Plaza, Floor 3, New York, NY 10020	100%
Viking Global Investors LP(2) 55 Railroad Avenue, Greenwich, Connecticut 06830	89.7%(3)
(1)	Direct parent company of the Adviser following the Transaction.
(2)
Viking Global Partners LLC is the general partner of Viking Global Investors LP. Its address is 55 Railroad Avenue, Greenwich, Connecticut 06830. O. Andreas Halvorsen, David C. Ott, and Rose Shabet, as Executive Committee Members of Viking Global Partners LLC, have shared authority to dispose of and vote the voting securities beneficially owned by Viking and their business address is 55 Railroad Avenue, Greenwich, Connecticut 06830.  None of Mr. Halvorsen, Mr. Ott and Ms. Shabet directly owns any interests of RCM.

(3)
Indirect beneficial ownership of the Adviser.  Upon closing of the Transaction, the remaining voting securities of the Adviser are expected to be beneficially owned by (i) a Rockefeller Family Trust, (ii) certain current directors of the Adviser, and (iii) members of management of RCM. None of these interest holders are expected to individually beneficially own 10% or more of the outstanding voting securities of the Adviser.

Proxy Statement

Summary of the New Investment Advisory Agreement and the Current Investment Advisory Agreement

The following description is only a summary.  However, all material terms of the New Investment Advisory Agreement have been included in this summary.  The investment advisory services to be provided by the Adviser under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided and the fee structure under the Current Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Funds including: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Funds, and take other actions on behalf of the Funds; (iv) maintain the books and records required to be maintained by the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets which the Funds’ administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Funds’ investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that the Adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board.  In seeking best execution, the Adviser may consider the full range of a broker-dealer’s services.  The factors that may be considered by the Adviser in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer.  In assessing which broker-dealer can provide best execution for a particular trade, the Adviser also may consider the timing and size of the order and available liquidity and current market conditions.  The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Current Investment Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds, the expenses of printing and distributing copies of the Funds’ prospectus, statement of additional information, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing the Funds.

Proxy Statement

The Funds are responsible for all of their own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Funds which inure to their benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Investment Advisory Agreement and Current Investment Advisory Agreement contain an identical fee structure based on the Funds’ average daily net assets.

Duration and Termination.  The Current Investment Advisory Agreement provides that the agreement would become effective at the time a Fund commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time the Funds receive an affirmative vote of a majority of the outstanding voting securities of the Funds.  Both the Current Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Funds.  Both the Current Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Funds (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Funds) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Funds.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, met in person at a special meeting held on November 3, 2017, during which the Board reviewed materials related to the Adviser, which were provided by the Adviser and by the Funds’ administrator based, in part, on information provided by the Adviser.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to the Funds.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Funds in the past by the Adviser since the Funds’ inception compared to the quality of services expected to be provided to the Funds going forward; (2) the performance of the Funds while managed by the Adviser; (3) the fact that terms of the New Investment Advisory Agreement and the terms of the Current Investment Advisory Agreement are substantially identical; (4) the fact that the Adviser’s current intention is to retain the Funds’ current portfolio managers to continue managing the Funds, as well as the fact that the Funds will benefit from the depth of investment talent and resources of the Adviser; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Current Investment Advisory Agreement and that the Adviser will maintain the Funds’ current expense limitation arrangement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds, for a period of at least two (2) years from the effective date of the New Investment Advisory Agreement; and (6) other factors deemed relevant.

Proxy Statement

The Board also evaluated the New Investment Advisory Agreement in light of information they had requested and received from the Adviser prior to the November 3, 2017 meeting.  Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Funds.  The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Jimmy C. Chang, who serves as portfolio manager for each of the Funds, David P. Harris, portfolio manager for the Equity Allocation Fund, and Andrew M. Kello, portfolio manager for the Core Taxable Bond Fund, Tax Exempt National Bond Fund and Tax Exempt New York Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Funds.  The Trustees discussed the performance of the Institutional Class shares of the Equity Allocation Fund for the year-to-date, one-year and since inception periods ended September 30, 2017, and the performance of the Institutional Class shares of the Core Taxable Bond Fund, Tax Exempt National Bond Fund and Tax Exempt New York Bond Fund for the year-to-date, one-year, three-year and since inception periods ended September 30, 2017.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the MSCI All Country World Index for the Equity Allocation Fund, the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the Core Taxable Bond Fund, and the Bloomberg Barclays Capital 5-Year Municipal Bond Index for each of the Tax Exempt National Bond Fund and the Tax Exempt New York Bond Fund).

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

Proxy Statement

Costs of Service and Profits Realized by the Adviser.  The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end allocation 85%+ equity funds for the Equity Allocation Fund, a peer group of U.S. open-end intermediate term bond funds for the Core Taxable Bond Fund, a peer group of U.S. open-end municipal national intermediate bond funds for the Tax Exempt National Bond Fund and a peer group of U.S. open-end municipal New York intermediate bond funds for the Tax Exempt New York Bond Fund) (each a “Morningstar Peer Group”), and the Adviser’s separately-managed account strategies, as applicable, as well as the fee waivers, expense reimbursements and recoupments of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Funds’ operations following the Funds’ inception and had not fully recouped those subsidies with respect to the Equity Allocation Fund and the Tax Exempt New York Bond Fund.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Current Investment Advisory Agreement, as well as the Funds’ brokerage practices.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the November 3, 2017 meeting at which the New Investment Advisory Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Equity Allocation Fund’s contractual management fee of 0.85% fell above the Morningstar Peer Group average of 0.52%.  The Trustees observed that the Equity Allocation Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.25% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.62%.

The Trustees noted that the Core Taxable Bond Fund’s contractual management fee of 0.35% fell below the Morningstar Peer Group average of 0.41%.  The Trustees observed that the Core Taxable Bond Fund was operating below its expense cap of 0.85%.  The Trustees noted the Core Taxable Bond Fund’s total expense ratio (net of fee waivers, expense reimbursements and recoupments) of 0.67% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.56%.  The Trustees also compared the fees paid by the Core Taxable Bond Fund to the fees paid by other separately-managed accounts of the Adviser.

The Trustees noted that the Tax Exempt National Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.41%.  The Trustees observed that the Tax Exempt National Bond Fund was operating below its expense cap of 0.85%.  The Trustees noted the Tax Exempt National Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.68% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.52%.  The Trustees also compared the fees paid by the Tax Exempt National Bond Fund to the fees paid by separately-managed accounts of the Adviser.

The Trustees noted that the Tax Exempt New York Bond Fund’s contractual management fee of 0.35% was below the Morningstar Peer Group average of 0.45%.  The Trustees observed that the Tax Exempt New York Bond Fund’s total expense ratio (net of fee waivers, expense reimbursements and recoupments) of 0.85% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.68%.  The Trustees also compared the fees paid by the Tax Exempt New York Bond Fund to the fees paid by separately-managed accounts of the Adviser.

Proxy Statement

The Trustees then noted the New Investment Advisory Agreement contained the identical fee structure as the Current Investment Advisory Agreement.  The Trustees further noted the Adviser had agreed to waive advisory fees and/or reimburse expenses of each Fund for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Funds.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

Extent of Economies of Scale as the Funds Grow.  The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the fee structure under the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

Benefits Derived from the Relationship with the Funds.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

Conclusions.  No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable.  The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Funds and their shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to engage the Adviser as the investment adviser for each of the Funds requires the vote of the “majority of the outstanding voting securities” of each Fund, respectively.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of a Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund entitled to vote thereon.

Proxy Statement

Based on all of the foregoing, the Trustees, including a majority of the Independent Trustees, recommend that shareholders of the Funds vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
 VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting.  As of that date, the total outstanding shares of each of the Fund’s Institutional Class were as follows (Advisor Class shares of each of the Funds have not yet commenced operations):

Fund	Shares Outstanding
Rockefeller Equity Allocation Fund	9,098,282
Rockefeller Core Taxable Bond Fund	7,673,439
Rockefeller Intermediate Tax Exempt National Bond Fund	9,447,200
Rockefeller Intermediate Tax Exempt New York Bond Fund	3,721,612

Proxy Statement

Management Ownership.  As of the Record Date, no officer or Trustee of the Funds owned of record or beneficially any of the Funds’ outstanding shares.  Furthermore, neither the Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Funds’ principal underwriter or any of their affiliates.  Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Funds’ principal underwriter or any of their affiliates.  In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser, the Funds’ principal underwriter or any of their affiliates was a party.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of the Record Date, the following shareholders were principal shareholders of the Funds:

Rockefeller Equity Allocation Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
SEI Private Trust Company c/o State Street Bank Attn: Mutual Fund Admin. One Freedom Valley Drive Oaks, PA 19456-9989	8,085,988.833	88.87%	Record
Strafe & Co P.O. Box 6924 Newark, DE 19714-6924	505,606.056	5.56%	Record

Rockefeller Core Taxable Bond Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
SEI Private Trust Company c/o State Street Bank Attn: Mutual Fund Admin. One Freedom Valley Drive Oaks, PA 19456-9989	5,890,517.862	76.77%	Record
Strafe & Co P.O. Box 6924 Newark, DE 19714-6924	1,474,639.823	19.22%	Record

Rockefeller Intermediate Tax Exempt National Bond Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
SEI Private Trust Company c/o State Street Bank Attn: Mutual Fund Admin. One Freedom Valley Drive Oaks, PA 19456-9989	6,861,721.894	72.31%	Record
Strafe & Co P.O. Box 6924 Newark, DE 19714-6924	22,367,848.673	25.06%	Record

Proxy Statement

Rockefeller Intermediate Tax Exempt New York Bond Fund
Name and Address	Number of Shares	% Ownership	Type of Ownership
SEI Private Trust Company c/o State Street Bank ID571 Attn: Mutual Fund Admin. One Freedom Valley Drive Oaks, PA 19456-9989	2,472,287.061	66.43%	Record
Strafe & Co P.O. Box 6924 Newark, DE 19714-6924	777,478.987	20.89%	Record
JPC 2006 Revocable Trust c/o Rockefeller & Co., Inc. 10 Rockefeller Plaza, Third Floor New York, NY 10020	432,749.289	11.63%	Record

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Funds’ “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Funds do not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a Notice of the Special Meeting and Proxy Card, on or about December 26, 2017.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds.  The Adviser has entered into a contract with Broadridge Financial Solutions, Inc. pursuant to which Broadridge Financial Solutions, Inc. will provide certain project management, internet and telephone voting services in addition to the mailing of the proxy statement.  The estimated fee to be paid to Broadridge Financial Solutions, Inc. by the Adviser is $7,800 in the aggregate.  In addition, Broadridge Financial Solutions, Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds.  The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Adam W. Smith, Secretary, Trust for Professional Managers, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Proxy Statement

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of a Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum but will not be counted towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Funds’ Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is one-third of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Funds at the close of business on the Record Date will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Funds no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Funds as of the Record Date.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from Broadridge Financial Solutions, Inc., Trust officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser.

Proxy Statement

Service Providers

The Funds’ investment adviser is Rockefeller & Co., Inc., located at 10 Rockefeller Plaza, Third Floor, New York, NY 10020.  The Funds’ administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ Custodian.  Quasar Distributors, LLC located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, serves as the Funds’ principal underwriter.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 833-501-4829 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement

Exhibit A

TRUST FOR PROFESSIONAL MANAGERS

INVESTMENT ADVISORY AGREEMENT

with

ROCKEFELLER & CO., INC.

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of ____________________, by and between Trust for Professional Managers, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of the series of the Trust as indicated on Schedule A attached hereto, as may be amended from time to time (each a “Fund” and collectively, the “Funds”), and Rockefeller & Co., Inc. (hereinafter called the “Adviser”), a Delaware corporation with its principal place of business at 10 Rockefeller Plaza, Third Floor, New York, New York, 10020.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, each Fund is a series of the Trust having separate assets and liabilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Adviser desires to furnish said advice and services;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser, and the Adviser hereby accepts such appointment, to render investment advice and related services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board of Trustees”).

2. DUTIES OF ADVISER.

(a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ and Trust’s governing documents, including, without limitation: the Trust’s Declaration of Trust and By-Laws, each as amended from time to time; the Funds’ prospectus, statement of additional information and undertakings; and such other limitations, policies and procedures as the Trustees may impose from time to time and provide in writing to the Adviser (collectively, the “Investment Policies”).  In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code of 1986, as amended, and other applicable law.  Subject to the requirements of the Investment Company Act, the Adviser is authorized to delegate its duties hereunder, at the Adviser’s own expense, to a sub-adviser, which is a registered investment adviser under the Advisers Act, pursuant to a written agreement under which the sub-adviser shall furnish the services specified therein to the Adviser or the Funds.  The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-adviser (a “Sub-Adviser”).

Without limiting the generality of the foregoing, the Adviser shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the Board of Trustees; (iii) make recommendations with respect to the hiring, termination and replacement of a Sub-Adviser; (iv) vote proxies for the Funds, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Funds, and take other required actions on behalf of the Funds; (v) maintain  required books and records relating to its investment management activities for the Funds except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Funds; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Funds’ assets that the Funds’ administrator or distributor or the officers of the Trust may reasonably request and which can be produced by the Adviser without undue cost or effort; and (vii) render to the Board of Trustees such periodic and special reports with respect to the Funds’ investment activities as the Board of Trustees may reasonably request, including at least one in-person appearance annually before the Board of Trustees. It is understood and agreed that the Adviser shall have no obligation to initiate or defend against litigation on behalf of the Funds.

(b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. In placing portfolio transactions, the Adviser will seek to obtain “best execution.”  Best execution does not necessarily mean paying the lowest spread or commission rate available.  In seeking best execution, the Adviser may consider the full range of a broker-dealer’s services.  The factors that may be considered by the Adviser in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer.  In assessing which broker-dealer can provide best execution for a particular trade, the Adviser also may consider the timing and size of the order and available liquidity and current market conditions.   The price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and provide to the Adviser and consistent with Section 28(e) of the Exchange Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Funds and its other clients. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made.

Subject to such policies as the Board of Trustees may determine and provide to the Adviser and consistent with Section 28(e) of the Exchange Act, the Adviser also may consider the receipt of commission sharing arrangements as a factor in selecting brokers or dealers to execute transactions consistent with its duty to seek best execution. Under such arrangements, the Adviser may cause client accounts to effect transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions paid on those transactions to a pool of commission credits that are paid to other firms that provide research services to the investment adviser. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Funds and its other clients.

The Adviser is actively engaged in transactions for other advisory clients involving the same securities and instruments in which the Funds will invest.  The Adviser manages and advises other client accounts and investment vehicles which have investment objectives similar to, as well as dissimilar to, those of the Funds and/or which may engage in transactions in the same types of securities and instruments as the Funds.  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as of other clients and/or investment vehicles, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients and investment vehicles.  In such event, the position of the Funds and such client accounts and investment vehicles in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts and investment vehicles seek to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts and investment vehicles simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts and investment vehicles in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.  Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

3. REPRESENTATIONS OF THE ADVISER.

(a) The Adviser shall in good faith perform its duties to the Funds as set forth in this Agreement.

(b) The Adviser shall maintain all licenses and registrations necessary to perform its duties hereunder in good order.

(c) The Adviser shall conduct its operations at all times in conformance with the Advisers Act, the Investment Company Act, and any other applicable state and/or self-regulatory organization regulations.

4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or the Funds. It is expressly understood and agreed that the services to be rendered by the Adviser to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. ADVISER’S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request and any compliance staff and personnel required by the Adviser.

6. EXPENSES.

(a) With respect to the operation of the Funds, the Adviser shall be responsible for (i) the Funds’ organizational expenses, (ii) providing the personnel, office space and equipment reasonably necessary for the Adviser to provide investment management services to the Funds, (iii) the expenses of printing and distributing extra copies of the Funds’ prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act, (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and (v) any costs of liquidating or reorganizing the Funds (unless such cost is otherwise allocated by the Board of Trustees). If the Adviser has agreed, whether voluntarily or pursuant to an agreement, to limit the operating expenses of the Funds, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.

(b) The Funds are responsible for and shall assume the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage, trading and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Funds’ shareholders and the Board of Trustees that are properly payable by the Funds; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Funds which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Funds or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) The Adviser may voluntarily or contractually absorb certain Fund expenses or waive the Adviser’s own advisory fee.

(d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Funds as set forth herein, the Funds shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Funds are obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Funds to the extent of the Adviser’s actual costs for providing such services. In determining the Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing the services.

(e) The Adviser may not pay fees in addition to any Fund distribution or servicing fees to financial intermediaries, including, without limitation, banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, except with the prior authorization of the Board of Trustees.  Where such arrangements are authorized by the Board of Trustees, the Adviser shall report regularly to the Trust on the amounts paid and the relevant financial institutions.

7. MANAGEMENT FEE.

(a) Each Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund pursuant to this Agreement, an annual management fee at the rate set forth in Schedule A to this Agreement.

(b) The management fee shall be accrued daily by each Fund and paid to the Adviser on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The management fee payable to the Adviser under this Agreement will be reduced to the extent of any receivable owed by the Adviser to a Fund and as required under any expense limitation applicable to the Funds.

(e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

(f) Any such reductions made by the Adviser in its management fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and/or expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and/or expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon the Board of Trustees’ quarterly review and approval. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

(g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

8. NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Funds or pledge or use a Fund’s assets in connection with any borrowing not directly for the Funds’ benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

9. CONFLICTS WITH TRUST’S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust and Funds. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Funds and may take any and all actions necessary and reasonable to protect the interests of shareholders.

10. REPORTS AND ACCESS.

(a) The Adviser agrees to supply such information which can be produced by the Adviser without undue cost or effort to the Funds’ administrator and, subject to the limits set forth in this subsection. to permit such compliance inspections by the Funds’ administrator as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Board of Trustees.  Any compliance inspection requested by the Funds’ administrator shall (i) require reasonable advance written notice, (ii) take place during the Adviser’s regular business hours, (iii) be at no additional expenses to the Adviser and (iv) be subject to appropriate confidentiality requirements and the Adviser’s security procedures.

(b) The Trust agrees to provide the Adviser such information about the Trust and the Funds as is necessary and appropriate for the Adviser to perform its services hereunder.  Such information includes, but is not limited to, the Trust’s Declaration of Trust and By-Laws and all compliance policies and procedures of the Trust.  The Trust agrees to provide to the Adviser promptly any amendment to the foregoing and, if any such amendment would materially affect the services to be provided by the Adviser hereunder, the Trust agrees to provide the amendment to the Adviser prior to its adoption by the Board of Trustees.

(c) The Trust represents and warrants that this Agreement has been authorized by the Board of Trustees and by shareholders in accordance with applicable law.

11. ADVISER’S LIABILITIES AND INDEMNIFICATION.

(a) The Adviser shall have responsibility for the accuracy and completeness of the statements in the Funds’ offering materials (including the prospectus, the statement of additional information, and advertising and sales materials), except for information supplied by the administrator or the Trust or another third party for inclusion therein.

(b) The Adviser shall be liable to the Funds for any loss (including brokerage charges) incurred by the Funds as a result of any improper investment made by the Adviser in contradiction of the Investment Policies resulting from willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser.

(c) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by a Fund.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, the Funds or any shareholder of a Fund may have under any federal securities law or state law.

(d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, officers and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of such party’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

12. NON-EXCLUSIVITY; TRADING FOR ADVISER’S OWN ACCOUNT. The Trust’s engagement of the Adviser is not an exclusive arrangement. The Trust may from time to time engage other individuals or entities to furnish it with the services provided for herein. Likewise, the Adviser may act as investment adviser for any other person, including but not limited to investment vehicles, and shall not in any way be limited or restricted from buying, selling, holding or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which will prevent the Adviser from performing its obligations to the Funds under this Agreement, and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Advisers Act and has been approved by the Board of Trustees.

13. TRANSACTIONS WITH OTHER INVESTMENT ADVISERS. The Funds’ administrator will provide the Adviser with the names of all investment advisers to the other series of the Trust and the names of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser will promptly notify the Funds’ administrator in the event it is or becomes an affiliated person of any investment adviser responsible for providing advice with respect to any other series of the Trust, or of any promoter, underwriter, officer, director, member of an advisory board or employee of any other series of the Trust.  The Adviser shall not consult with the investment adviser of any other series of the Trust concerning transactions for the Funds or any other series of the Trust.

14. TERM.  This Agreement shall become effective with respect to the Rockefeller Equity Allocation Fund, the Rockefeller Core Taxable Bond Fund, the Rockefeller Intermediate Tax Exempt National Bond Fund, and the Rockefeller Intermediate Tax Exempt New York Bond Fund as of the date first written above and, with respect to any other Fund, at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended, and shall continue for an initial term of two years thereafter, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

15. RIGHT TO USE NAME.

(a) The Adviser warrants to the best of its knowledge that the Funds’ names are not deceptive or misleading.  Any concern regarding copyright, trademark, or patent infringement with respect to the names used by the Funds shall be resolved by the Adviser.

(b) The Adviser hereby grants to the Funds, solely in connection with this Agreement, a non-exclusive, non-assignable, non-sublicensable, royalty-free (other than payments due to the Adviser hereunder) license to use the Rockefeller name (the “Licensed Mark”) during the term of this Agreement, subject to the terms and conditions herein. The Funds shall not use the Adviser’s name or make representations regarding the Adviser or its affiliates without the prior written consent of the Adviser, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Adviser’s approval is not required when the information regarding the Adviser used by the Funds is limited to information disclosed in materials provided by the Adviser and the information is used (a) as required by applicable law, rule, or regulation, such as in the Prospectus or in Fund shareholder reports or proxy statements; (b) in Adviser communications; or (c) as may be otherwise specifically approved in writing by the Adviser prior to use.

(c) The Trust undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Licensed Mark and will further refrain from using the Adviser’s Licensed Mark; provided, however, that the Trust may continue to use the Licensed Mark for the sole purpose of identifying the Funds as a former series of the Trust or as otherwise consented to by the Adviser in writing prior to such use.

(d) It is understood and hereby agreed that the name “Trust for Professional Managers” or “TPM” is the property of the Trust for trademark and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to the Funds, the Adviser shall promptly take all necessary and appropriate action to discontinue use of the Trust’s name and will  further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

16. TERMINATION; NO ASSIGNMENT.

(a) This Agreement may be terminated by the Trust on behalf of the Funds at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Funds. In the event of a termination, the Adviser shall reasonably cooperate in the orderly transfer of the Funds’ affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Funds required to be maintained by the Adviser on behalf of the Funds.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

17. NONPUBLIC PERSONAL INFORMATION. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its directors, trustees, managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.  This paragraph shall not apply to any information obtained directly by the Adviser from sources other than the Trust.

18. ANTI-MONEY LAUNDERING COMPLIANCE. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Adviser, now and in the future. The Trust agreed to provide to the Adviser its current Anti-Money Laundering Policy and any future amendments thereto.  The Adviser further agrees to provide to the Trust and/or the Funds’ administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust in order for the Trust to comply with applicable AML Laws. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES. The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures, provided, however, that the Adviser shall not be obligated to take any actions which involve undue cost or effort. The Adviser agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to such Fund’s certification obligations under the Sarbanes-Oxley Act.

20. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

21. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Advisers Act and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

TRUST FOR PROFESSSIONAL MANAGERS on behalf of its series listed on Schedule A		ROCKEFELLER & CO., INC.

By:		By:
Name:	John P. Buckel	Name:
Title:	President	Title:

SCHEDULE A

Series or Fund of Trust for Professional Managers	Annual Fee Rate as a Percentage of Average Daily Net Assets
Rockefeller Equity Allocation Fund	0.85%
Rockefeller Core Taxable Bond Fund	0.35%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.35%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.35%

ROCKEFELLER & CO.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35122-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.	**For**	**Against**	**Abstain**
1. Approval of an investment advisory agreement between Rockefeller & Co., Inc., and the Trust, on behalf of the Rockefeller Equity Allocation Fund	▢	▢	▢

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement that this proxy accompanies. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

The proxy statement for this meeting is available at: www.proxyvote.com.

E35123-TBD

Rockefeller Equity Allocation Fund

A SERIES OF TRUST FOR PROFESSIONAL MANAGERS

The undersigned, revoking prior proxies, hereby appoints John P. Buckel and Jennifer A. Lima as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Rockefeller Equity Allocation Fund** (the "Fund"), a series of Trust for Professional Managers (the "Trust") to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

ROCKEFELLER & CO.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35124-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.	For	Against	Abstain
1. Approval of an investment advisory agreement between Rockefeller & Co., Inc., and the Trust, on behalf of the Rockefeller Core Taxable Bond Fund	☐	☐	☐

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement that this proxy accompanies. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The proxy statement for this meeting is available at: www.proxyvote.com.

E35125-TBD

Rockefeller Core Taxable Bond Fund

A SERIES OF TRUST FOR PROFESSIONAL MANAGERS

The undersigned, revoking prior proxies, hereby appoints John P. Buckel and Jennifer A. Lima as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Rockefeller Core Taxable Bond Fund** (the "Fund"), a series of Trust for Professional Managers (the "Trust") to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

ROCKEFELLER & CO.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35126-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement that this proxy accompanies. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The proxy statement for this meeting is available at: www.proxyvote.com.

E35127-TBD

Rockefeller Intermediate Tax Exempt National Bond Fund

A SERIES OF TRUST FOR PROFESSIONAL MANAGERS

The undersigned, revoking prior proxies, hereby appoints John P. Buckel and Jennifer A. Lima as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Rockefeller Intermediate Tax Exempt National Bond Fund** (the "Fund"), a series of Trust for Professional Managers (the "Trust") to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

ROCKEFELLER & CO.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35128-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Proxy Statement that this proxy accompanies. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The proxy statement for this meeting is available at: www.proxyvote.com.

E35129-TBD

Rockefeller Intermediate Tax Exempt New York Bond Fund

A SERIES OF TRUST FOR PROFESSIONAL MANAGERS

The undersigned, revoking prior proxies, hereby appoints John P. Buckel and Jennifer A. Lima as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of **Rockefeller Intermediate Tax Exempt New York Bond Fund** (the "Fund"), a series of Trust for Professional Managers (the "Trust") to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.